Exhibit 99.13

                       GE CAPITAL MORTGAGE SERVICES, INC.
                             SERVICER'S CERTIFICATE
                                   June, 1998
           Series 1998-6A, REMIC Multi-Class Pass-Through Certificates

     Pursuant to the Pooling and Servicing Agreement dated as of March 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

 1.     Aggregate scheduled Monthly Payments:
        (a)    Principal                                      $      156,129.26
                                                                 ---------------
        (b)    Interest                                       $    1,238,244.78
                                                                 ---------------
        (c)    Total                                          $    1,394,374.04
                                                                 ---------------

 2.     Aggregate scheduled Monthly Payments received this month:
        (a)    Principal                                      $      129,233.48
                                                                 ---------------
        (b)    Interest                                       $    1,028,124.84
                                                                 ---------------
        (c)    Total                                          $    1,157,358.32
                                                                 ---------------

 3.     Aggregate Monthly Advances this month:
        (a)    Principal                                      $       26,895.78
                                                                 ---------------
        (b)    Interest                                       $      210,119.94
                                                                 ---------------
        (c)    Total                                          $      237,015.72
                                                                 ---------------

 4. Aggregate Principal Prepayments in part received in the applicable Prepayment Period:
        (a)    Principal                                      $      134,385.83
                                                                 ---------------

 5. Aggregate Principal Prepayments in full received in the applicable Prepayment Period:
        (a)    Principal                                      $    1,725,167.26
                                                                 ---------------
        (b)    Interest                                       $       10,977.68
                                                                 ---------------
        (c)    Total                                          $    1,736,144.94
                                                                 ---------------

 6.     Aggregate Insurance Proceeds received:
        (a)    Principal                                      $            0.00
                                                                 ---------------
        (b)    Interest                                       $            0.00
                                                                 ---------------
        (c)    Total                                          $            0.00
                                                                 ---------------

 7.     Aggregate Liquidation Proceeds received:
        (a)    Principal                                      $            0.00
                                                                 ---------------
        (b)    Interest                                       $            0.00
                                                                 ---------------
        (c)    Total                                          $            0.00
                                                                 ---------------

 8.     Aggregate Deficient Valuations with respect to the Mortgage
        Loans during the prior month:                         $            0.00
                                                                 ---------------

 9.     Aggregate Debt Service Reductions with respect to the Mortgage Loans
        during the prior month:                               $            0.00
                                                                 ---------------

 10. Aggregate Purchase Prices for Defaulted Mortgage Loans:
        (a)    Principal                                      $            0.00
                                                                 ---------------
        (b)    Interest                                       $            0.00
                                                                 ---------------
        (c)    Total                                          $            0.00
                                                                 ---------------

 11. Aggregate Purchase Prices for Defective Mortgage Loans:
        (a)    Principal                                      $            0.00
                                                                 ---------------
        (b)    Interest                                       $            0.00
                                                                 ---------------
        (c)    Total                                          $            0.00
                                                                 ---------------

12.     Pool Scheduled Principal Balance:                     $  199,447,846.17
                                                                 ---------------

13.     Available Funds:                                      $    3,147,892.51
                                                                 ---------------

14.     Realized Losses for prior month:                      $            0.00
                                                                 ---------------

15.     Aggregate Realized Losses
           (a)   Aggregate Realized Losses:          $                     0.00
                                                        ------------------------
           (b)   Deficient Valuations:               $                     0.00
                                                        ------------------------
           (c)   Debt Service Reductions:            $                     0.00
                                                        ------------------------
           (d)   Bankruptcy Losses:                  $                     0.00
                                                        ------------------------
           (e)   Special Hazard Losses:              $                     0.00
                                                        ------------------------
           (f)   Fraud Losses:                       $                     0.00
                                                        ------------------------
           (g)   Excess Bankruptcy Losses:           $                     0.00
                                                        ------------------------
           (h)   Excess Special Hazard Losses:       $                     0.00
                                                        ------------------------
           (i)   Excess Fraud Losses:                $                     0.00
                                                        ------------------------

16.      Non-Credit Losses:                                   $            0.00
                                                                 ---------------

17.      Compensating Interest Payment:                       $        1,356.38
                                                                 ---------------

18.      Total interest payments:                             $    1,132,211.16
                                                                 ---------------

19. Interest
             Accrued       Unpaid Class
           Certificate       Interest        Interest
Class        Interest       Shortfalls        Payable              Pay-out Rate
-----        --------       ----------        -------              ------------
1PO      $         0.00   $         0.00   $          0.00       %  0.000000000
1A1      $   718,667.01   $         0.00   $    718,667.01       %  6.750000033
1A2      $   182,835.00   $         0.00   $    182,835.00       %  6.750000000
1A3      $    43,520.58   $         0.00   $     43,520.58       %  6.487499581
1A4      $    16,854.79   $         0.00   $     16,854.79       %  7.537499022
1A5      $    23,062.50   $         0.00   $     23,062.50       %  6.750000000
1A6      $   101,700.00   $         0.00   $    101,700.00       %  6.750000000
1R       $         0.00   $         0.00   $          0.00       %  0.000000000
1M       $    21,078.30   $         0.00   $     21,078.30       %  6.750000420
1B1      $     9,115.40   $         0.00   $      9,115.40       %  6.750003439
1B2      $     5,127.76   $         0.00   $      5,127.76       %  6.749998799
1B3      $     4,554.89   $         0.00   $      4,554.89       %  6.750000769
1B4      $     2,278.57   $         0.00   $      2,278.57       %  6.750005851
1B5      $     3,416.36   $         0.00   $      3,416.36       %  6.750003766

20.      Principal Distribution Amount:                       $    2,015,681.35
                                                                 ---------------

21.     Principal Distribution Amount per Certificate:

                           Principal Distribution    Accrual Amount
                           ----------------------    --------------
        Class 1PO          $            175.90       $        0.00
        Class 1A1          $      2,009,227.69       $        0.00
        Class 1A2          $              0.00       $        0.00
        Class 1A3          $              0.00       $        0.00
        Class 1A4          $              0.00       $        0.00
        Class 1A5          $              0.00       $        0.00
        Class 1A6          $              0.00       $        0.00
        Class SUP1         $              0.00       $        0.00
        Class 1R           $              0.00       $        0.00
        Class 1M           $          2,903.68       $        0.00
        Class 1B1          $          1,255.71       $        0.00
        Class 1B2          $            706.38       $        0.00
        Class 1B3          $            627.47       $        0.00
        Class 1B4          $            313.89       $        0.00
        Class 1B5          $            470.63       $        0.00

22.  Additional  distributions  to  the  Class  R  Certificate  pursuant  to the
     Agreement:
                                                               $           0.00
                                                                  --------------

23.  Additional  distributions  to the  Class  RL  Certificate  pursuant  to the
     Agreement:
                                                               $           0.00
                                                                  --------------

24.     Subordinate Certificate Writedown Amount:              $           0.45
                                                                  --------------

                                                        Accumulative
                Class       Supported Shortfall     Supported Shortfall
                 1B1        $              0.00     $              0.00
                 1B2        $              0.00     $              0.00
                 1B3        $              0.00     $              0.00
                 1B4        $              0.00     $              0.00
                 1B5        $              0.00     $              0.00

25.     Unanticipated Recoveries:                              $           0.00
                                                                  --------------

26. The Certificate Interest Rate applicable to the Interest Accrual Period relating to such Distribution Date applicable to any floating index certificate.

                                  Certificate Interest
            Class                          Rates
         Class  1A3                %     6.48749958
         Class  1A4                %     7.53749902

B.   Other Amounts for such Distribution Date:

1.      Prepayment Distribution
        Triggers satisfied:                        Yes         No
                                                   ---         --
         Class-1B1                                  X
         Class-1B2                                  X
         Class-1B3                                  X
         Class-1B4                                  X
         Class-1B5                                  X

 2.     Base Servicing Fee amount:                            $       43,258.18
                                                                  --------------

 3.     Supplemental Servicing Fee amount:                    $       74,507.71
                                                                  --------------

 4.     Credit Losses for prior month:                        $            0.00
                                                                  --------------

                                            Category A  Category B  Category C
 5.     Senior Percentage:           %N/A       N/A         N/A         N/A
                                      ----  --------    --------    --------

 6.     Group I Senior Percentage:
                                     %N/A       N/A         N/A         N/A
                                      ----  --------    --------    --------

 7.     Group II Senior Percentage:
                                     %N/A       N/A         N/A         N/A
                                      ----  --------    --------    --------

 8.     Senior Prepayment Percentage:
                                     %N/A       N/A         N/A         N/A
                                      ----  --------    --------    --------

 9.     Group I Senior Prepayment
        Percentage:                  %N/A       N/A         N/A         N/A
                                      ----  --------    --------    --------

 10.    Group II Senior Prepayment
        Percentage:                  %N/A       N/A         N/A         N/A
                                      ----  --------    --------    --------

 11.    Junior Percentage:           %N/A
                                      ----

 12.    Junior Prepayment Percentage:
                                     %N/A
                                      ----

     Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                            GE CAPITAL MORTGAGE SERVICES, INC.


                                            By:  /s/ Tim Neer
                                            ------------------------------------
                                            Name:    Tim Neer
                                                     Vice President,
                                                     Investor Operations